iQSTEL

OTC-**QX**: TICKER **IQST**

Company Deck

January 25, 2024


lqstel.com

IMPORTANT CAUTIONS REGARDING FORWARD LOOKING STATEMENTS

This presentation has been prepared by iQSTEL Inc. ("we," "us," "our," "iQSTEL" or the "Company") and is made for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The information set forth herein does not purport to be complete or to contain all of the information you may desire. Statements contained herein are made as of the date of this presentation unless stated otherwise, and neither this presentation, nor any sale of securities, shall under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof. This presentation contains forward-looking statements within the definition of Section 27A of the Securities Act of 1933, as amended, and such Section 21E of the Securities Act of 1934, amended. These forward-looking statements should not be used to make an investment decision.

The words 'believe,' 'expect,' 'may,' 'strategy,' 'future,' 'likely,' 'goal,' 'plan,' 'estimate,' 'possible' and 'seeking' and similar expressions identify forward-looking statements, which speak only as to the date the statement was made. All statements other than statements of historical facts included in this presentation regarding our strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Examples of forward-looking statements include, among others, statements we make regarding our recent acquisitions, the plans and objectives of management for future operations, including plans relating to the development of new products or services, and our future financial performance. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, competition within the industries in which we operate, the timing, cost and success or failure of new product and service introductions and developments, our ability to attract and retain qualified personnel, maintaining our intellectual property rights and litigation involving intellectual property rights, legislative, regulatory and economic developments, and the other risks and uncertainties described in the Risk Factors and in Management's Discussion and Analysis of Financial Condition and Results of Operations sections of our most recently filed Annual Report on Form 10-K and any subsequently filed Quarterly Report(s) on Form 10-Q. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

ABOUT iQSTEL

iQSTEL Inc. (OTC-QX: IQST) **iQSTEL.com** is a US-based Telco and Technology company publicly traded on the OTCQX under the ticker symbol IQST, with $250M in estimated annual revenue. The company has initiated plans to uplist to NASDAQ and expect to complete the uplisting in 2024.

iQSTEL has 4 Business Divisions delivering universal access to the tools necessary in today's modern pursuit of basic human needs:

- **Enhanced Telecommunications** (SMS, Voice, IP-PBX International Fiber-Optic, Proprietary Internet of Things, Proprietary Number Portability)
- **Fintech** (Debit Card, US Bank Account, Top-Up, Remittances)
- **Electric Vehicles** (Motorcycles and Mid Speed Cars)
- **AI-Enhanced Metaverse Services** (Events, Workplace, Training, Video Streaming)

Complete info: iQSTEL.com/about-us

OUR MISSION

At iQSTEL, we understand that in today's society, fulfilling the human hierarchy of needs, including physiological, safety, relationship, esteem, and self-actualization, requires access to ubiquitous communications, the freedom of virtual banking, affordable mobility, and information and content. We are committed to bridging these gaps and providing equal opportunities for all.


Enhanced Telecommunications
(Voice, SMS, IoT, Portability
Blockchain Platform)
Virtual Banking
(Fintech Division)
HUMAN
NEEDS
Affordable Mobility
(Electric Vehicle Division)
Information and Content
(AI-Enhanced Metaverse
Division)

Business Lines and Subsidiaries



iQSTEL
Publicly Listed Company: IQST
Qxtel
etelix.com
SwissLink
smartbiz
whisl
QGLOBAL SMS
IoTLabs
Bchain
ENHANCED TELECOMMUNICATIONS
International and Domestic Voice & SMS,
International Fiber-Optic,
Propietary Internet of Things (IoT)
Propietary Blockchain Platform (Mobile Portability)
FINTECH SERVICES
Remmittances, International Top-Up,
MasterCard Debit Card,
Bank Account in the US (no SS Needed)
global money One
ELECTRIC VEHICLES (EV)
Electric Motorcycles and Mid Speed Cars
TUVOLTEN
AI-ENHANCED METAVERSE
Proprietary White Label AI-Enhanced Metaverse
REALITY BORDER

iQSTEL

OUR STRATEGY

To keep building a robust Telecommunications Business that generates positive operating income that can internally fund the development of our new technology ventures (Fintech, EV, AI-Enhanced Metaverse), and support all the expenses related with maintaining a public listing.

OUR SHORT TERM GOAL

We just reached $950,000 in Positive Operating Income for the nine months ended Sept. 30, 2023 in our Telecommunication Division. Our next goal is to reach **$3 M in Positive Operating Income Annually.**

We achieve our goal to become one of the Top 10 International Wholesale Operators with the acquisition of QXTEL

ENHANCED TELECOM SERVICES
OUR PROFITABLE CORE BUSINESS


Voice
SMS
Currently, 99% of our revenue and profits come from our Telco Division through our 8 Telecom subsidiaries
Proprietary Internet of Things (IoT)
Proprietary Mobile Portability (Blockchain Platform)
International Fiber-Optic

TELECOMMUNICATION COMMUNITY POWERED BY IQSTEL

Each brand for each market

OUR TECH SERVICES

Technology Divisions

Electric Vehicle

Fintech

AI-Enhanced Metaverse

On-Track to reach Profitability in 2024

FinTech Division:

Remittances, Top Up, Global Money One Mastercard Debit Card, US Bank Account, NO SSN needed

www.maxmo.vip

www.globalmoneyone.com

Electric Vehicles Division:

EV Motorcycles with Proprietary Brand, Evoss and TuVolten for the US and Spain

www.tuvolten.com

www.evoss.net

AI-Enhanced Metaverse Division_

Reality Border Proprietary Technology, White Label Solution and Application

www.realityborder.com



WHO ARE OUR CUSTOMERS

verizon
Tomorrow, Together KDDI
PCCW Global
HGC GLOBAL COMMUNICATIONS
FLOW
C&W Business
MILLICOM THE DIGITAL LIFESTYLE
tigo
Telefonica | BUSINESS SOLUTIONS
movistar
TIM
altice
MEO
NOS
bics
T · ·
airtel
IBM
RELIANCE Communications
VIETTEL
TATA
Claro
iBASIS POWERED BY TOFANE
ORBITEL
中国电信 CHINA TELECOM
5G | 中国移动 China Mobile
orange
telenor group
Spark nz
tyntec
Bell
Telia
Telstra
MessageBird
QUICKCOM
VONAGE
ROUTETRADER EXCHANGE
infobip
AMD TELECOM
mitto

WE HAVE COMPLETED
11 M&A TRANSACTIONS

Mergers & Acquisitions, and Ventures **11 in total**

Etelix (VoIP & International Fiber-Optic)	Telecommunications Business Line	June 2018
SwissLink (VoIP)	Telecommunications Business Line	April 2019
itsBChain (Propietary Blockchain Portability Platform)	Telecommunications Business Line	Feb 2020
Qglobal SMS (SMS)	Telecommunications Business Line	Feb 2020
IoT Labs (Internet of Things & SMS)	Telecommunications Business Line	April 2020
Global Money One (Remitances, Top Up, Mastercard)	Fintech Business Line	Nov 2020
Starting of our EV Electric Motorcycle Business	EV Business Line	July 2021
Whisl (VoIP)	Telecommunications Business Line	May 2022
Smatbiz (VoIP)	Telecommunications Business Line	June 2022
Reality Border (AI-Enhanced Metaverse)	AI-Enhanced Metaverse Business Line	March 2023
Latest — **QXTEL**	Telecommunications Business Line	January 2024

OUR FIRST ACQUISITION IN 2024

ORGANIC GROWTH + **M&A Campaign** = **Quarter Billion Revenue Annually**

$140 Million in Revenue FY-2023 (50% increment compared to 2022)

QXTEL Acquisition will almost double our current business size

$3 M Positive Operating Income Annually per our Telecom Division

STUNING FIGURES POST ACQUISITION OF QXTEL

IQSTEL + QXTEL =

$700,000 Revenue per week

$160,000 Gross Margin per week

$60,000 Operating Income per week (Telecom Division)

VIDEO ABOUT QXTEL ACQUISITION

CONSISTENT REVENUE GROWTH


REVENUE EVOLUTION IN MILLION
Revenue Per Year
Note 1:
a) Estimated Annual Revenue
b) Revenue Per Share (RPS) increase of 79% from $0.81 per share EOY 2023 to $1.453 per share applied to the same EOY 2023 capitalization structure.
$300.00
$250.00
$200.00
$150.00
$100.00
$50.00
$.00
13.8
18.0
31%
44.9
149%
64.7
44%
93.2
44%
140.0
50%
250.0
79%
2018
2019
2020
2021
2022
2023 Preliminar
IQSTEL + QXTEL (Note 1)

INCREASING SHAREHOLDERS VALUE


REVENUE PER SHARE (RPS) EVOLUTION
Revenue Per Share (RPS)
$1.600
$1.400
$1.200
$1.000
$0.800
$0.600
$0.400
$0.200
$0.000
Note 1:
a) Estimated Annual Revenue
b) Revenue Per Share (RPS) increase of 79% from $0.81 per share EOY 2023 to $1.453 per share applied to the same EOY 2023 capitalization structure.
$0.328
$0.433
32%
$0.568
31%
$0.814
43%
$1.453
79%
2020
2021
2022
2023 Preliminar
IQSTEL + QXTEL
(Note 1)

IQSTEL

LATEST FINANCIAL RESULTS 10Q, Q3-2023

CONCEPT	AMOUNT
Revenue (US$)	39.7 Million
Gross Margin (US$)	1.02 Million
Operating Income (US$)	**70.0 Thousand**
Net Income (US$)	45.9 Thousand
Cash in Bank (US$)	2.0 Million
Stockholders´ Equity (US$)	7.9 Million

"IQSTEL expects to continue reporting a positive operating income on a quarterly basis from here forward and to report an annual positive operating income for FY 2024 EOY.

COMPLETE 10Q, Q3-2023: https://www.sec.gov/ix?doc=/Archives/edgar/data/1527702/000166357723000520/iqst10q093023.htm

CURRENT CAPITAL STRUCTURE

(Ticker: IQST) on Jan 25th, 2024

CONCEPT	AMOUNT
Authorized Common Shares	300,000,000
Outstanding Common Shares	173.3 Million
Float	150.4 Million
Market Cap	$32.3 Million
Closing Price	$0.1869
Voting Preferred	51% (CEO & CFO)
Shareholders	Around 22,000

Complete Info: https://www.otcmarkets.com/stock/IQST/overview



MANAGEMENT INDEPENDENT BOARD OF DIRECTORS



Leandro Jose Iglesias

President & CEO

CO-Founder iQSTEL

Chairman of the Board



Alvaro Quintana

CFO

CO-Founder iQSTEL

Member of the Board

Code of Ethics Member



Italo Segnini

Independent Member of the Board

Audit Committee Member

Compensation Committee Leader

Nominating and Governance Committee Member



Jose Antonio Barreto

Independent Member of the Board

Audit Committee Member

Code of Ethics Leader

Compensation Committee Member

Nominating and Governance Committee Leader



Raul Perez

Independent Member of the Board

Audit Committee Leader

Code of Ethics Member

Compensation Committee Member

Nominating and Governance Committee Member

Complete Info: https://www.iqstel.com/management/

REMARKABLE SOCIAL NETWORK PRESENCE

MANAGED BY iQSTEL:

META (FB + IG) – 4,500 Followers
Twitter – 3,255+ Followers
Youtube – 500+ Subscribers
LinkedIn – 325+ Followers

MANAGED BY OTHERS:

Stocktwits – 9,700+ Followers
Reddit – 500+ Followers
Yahoo! Finance
InvestorHub

Company has around 22,000 shareholders. It's also important to note that we have a large **ambassador group on FB (around 1,000 shareholders)** ambassadors dedicated to the long-term interest of the company



iQSTEL

Publicly Listed Company: IQST

COMPANY TAKE AWAY SLIDE

Telecommunications & Technology Corporation Publicly-Listed in the US (Ticker IQST)

Telecommunications Division

etelix.com · SwissLink · smartbiz · whisl · QGLOBAL SMS · IoTLabs · ITS Bchain · Qxtel

Quarter Billion Revenue & $3M Operating Income Annually

Technology Divisions

TUVOLTEN EV – Electric Vehicle

global money One – Fintech

REALITY BORDER – AI-Enhanced Metaverse

On-Track to reach Profitability in 2024


74%
85min

BE PART OF
OUR SUCCESS

"Our history since our listing on OTC Markets in 2018 can be described as nothing short of absolute success.

Our passion is laser-focused on every aspect of our entire business. This laser-focused passion drives us to continually improve our business value, for the benefit of our shareholders.

We believe we have a unique opportunity to acquire Company **QXTEL** that will double our business size and support our step up to the Nasdaq Exchange."

NEXT STEP NASDAQ LISTING IN 2024

CONTACT THE FOUNDERS

Leandro Jose Iglesias

CEO & Chairman

Alvaro Quintana

CFO

investors@iqstel.com



OTC-**QX**: TICKER **IQST**

Back Up Slides for

Shareholders Meeting

January 30, 2024

Impressive Financial Highlights Following QXTEL Acquisition

IQSTEL + QXTEL =

$700,000 Revenue per day

$160,000 Gross Margin per week

$60,000 Operating Income per week (Telecom Division)

VIDEO ABOUT QXTEL ACQUISITION

BENEFITS OF THE QXTEL ACQUISITION

- QXTEL brings to iQSTEL +10 new active incumbent telecom top customers that have their own networks and end users in Middle East, UK, Belgium, France, Italy, Germany, Turkey, Africa, Caribbean, and India.

- QXTEL is also a member of the GSMA association and the GLF Community (The ITW Global Leaders' Forum),

- QXTEL enriches our global presence with offices in Miami, Buenos Aires, Istanbul, London, Belgrade and Dubai.

- QXTEL adds new destinations to our Portfolio such as: The Caribbean, Middle East, Africa, and reinforce our portfolio in Latin America, Europe, and Asia.

- QXTEL has an SMS business very similar in size compared to our subsidiary QGlobal, but they are specialized, in a complete set of destinations different to what we currently have.

STRATEGY FOR OUR TECH INITIATIVES

In 2023, the company strategically chose to prioritize the Telecommunications Business over the development of our Tech Projects. This decision was aimed at establishing a solid stream of operating income, thereby providing a stable financial foundation to support our Tech Initiatives. Despite this focus, we are pleased to report significant advancements in our projects:

UPDATES OF OUR TECH INITIATIVES (1/2)

- **IoTLabs:** (oTSmart Gas) has achieved a noteworthy milestone by selling devices to three clients, and these devices have been rigorously tested in extremely challenging weather conditions. These tests have enabled us to refine our designs significantly. We are excited to showcase our enhanced platforms and the developments achieved through these field tests at various trade shows this year. Thanks to these product improvements, we anticipate a substantial increase in IoTLabs' sales in the coming year.

- **itsBchain:** In our pursuit to innovate within the blockchain space, ItsBchain has recently signed a technical and academic cooperation agreement with the Andrés Bello Catholic University, one of the most respectable universities in Latin America, a region that has a high potential for the adoption of our number portability solution. This is also a recognition of the high level of technological knowledge of the ItsBchain development team.

- **EV Division:** The journey towards obtaining the Emark certification for our 550 Elite Motorcycle continues, providing us with valuable insights into managing international business relations, especially with our partners in China. Looking ahead, we are geared towards finalizing the prototype for our mid-speed cars and are enthusiastic about commencing the mass marketing and sales of these products.

UPDATES OF OUR TECH INITIATIVES (2/2)

- **Fintech:** After a series of comprehensive field and commercial tests, we have decided to rebrand our Fintech product and realign our commercial strategy to better meet market demands. This strategic shift, set to be implemented this year, reflects our commitment to staying at the forefront of financial technology innovation.

- **Metaverse:** We've successfully completed the full version of the IQSTEL Metaverse, which has led to the development of four distinct products. Currently, we have three sales leads for three of these innovative products. We encourage you to experience our advancements firsthand by visiting www.realityborder.com.